UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 22, 2024

(Date of earliest event reported)

PennantPark Floating Rate Capital Ltd.

(Exact name of registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1691 Michigan Avenue Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

(786) 297-9500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PFLT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreements.

On February 22, 2024 (the “Closing Date”), PennantPark Floating Rate Capital Ltd. (the “Company”) completed a $350.55 million term debt securitization transaction (the “CLO Transaction”), also known as a collateralized loan obligation transaction, which is a form of secured financing incurred by the Company. The secured notes and subordinated notes issued in the CLO Transaction and the secured loan borrowed in the CLO Transaction were issued and incurred by the Company’s consolidated subsidiary, PennantPark CLO VIII, LLC, a Delaware limited liability company (the “Issuer”), and are backed by a portfolio of collateral obligations consisting of middle market loans and participation interests in middle market loans as well as by other assets of the Issuer.

The CLO Transaction was executed by (A) the issuance of the following classes of notes pursuant to an indenture dated as of the Closing Date (the “Indenture”), by and among the Issuers and Wilmington Trust, National Association: (i) $139.5 million of AAA(sf) Class A-1 Notes, which bear interest at the three-month secured overnight financing rate published by the Federal Reserve Bank of New York (“SOFR”) plus 2.30%, (ii) $14 million of AAA(sf) Class A-2 Notes, which bear interest at three-month SOFR plus 2.70%, (iii) $24.5 million of AA(sf) Class B Notes, which bear interest at three-month SOFR plus 2.90%, (iv) $28 million of A(sf) Class C Notes, which bear interest at three-month SOFR plus 3.90%, (v) $21 million of BBB-(sf) Class D Notes, which bear interest at three-month SOFR plus 5.90%, (together, the “Secured Notes”), and (vi) $63.55 million of subordinated notes (“Subordinated Notes”) and (B) the borrowing by the Issuers of $60.0 million under AAA(sf) Class A-1 floating rate loans (the “Class A-1 Loans” and together with the Secured Notes and Subordinated Notes, the “Debt”), which bear interest at three-month SOFR plus 2.30%, under a credit agreement (the “Credit Agreement”), dated as of the Closing Date, by and among the Issuer, as borrower, various financial institutions, as lenders, and Wilmington Trust, National Association, as collateral agent and as loan agent. The Class A-1 Loans and the Secured Notes are secured by the middle market loans, participation interests in middle market loans and other assets of the Issuer. The Debt is scheduled to mature on April 18, 2036. All of the Secured Notes were privately placed on behalf of the Issuer by GreensLedge Capital Markets LLC.

As part of the CLO Transaction, the Company entered into a master loan sale agreement with the Issuer and PennantPark Floating Rate Funding I, LLC, a wholly-owned subsidiary of the Company (the “Financing Subsidiary”), dated as of the Closing Date, which provided for the sale and contribution of approximately $265.03 million par amount of middle market loans, and closing date participation interests in middle market loans, from the Company and from the Company via the Financing Subsidiary, as applicable, to the Issuer on the Closing Date and for future sales and contributions, as applicable, from the Company to the Issuer on an ongoing basis. Such loans and closing date participation interests constituted the initial portfolio of assets securing the Class A-1 Loans and the Secured Notes. The Company made customary representations, warranties, and covenants to the Issuer under the applicable agreement.

Through no later than April 18, 2028, a portion of the proceeds received by the Issuer from the loans securing the Class A-1 Loans and the Secured Notes may be used by the Issuer to purchase additional middle market loans under the direction of PennantPark Investment Advisers, LLC (“PennantPark”), the Company’s investment adviser, in its capacity as collateral manager for the Issuer and in accordance with the requirements of the Issuer’s indenture and collateral management agreement with PennantPark and the Company’s investing strategy and ability to originate eligible middle market loans.

The Class A-1 Loans and the Secured Notes are the secured obligations of the Issuer, and the Indenture and the Credit Agreement include customary covenants and events of default. The Secured Notes and the Subordinated Notes have not been registered under the Securities Act of 1933, as amended, or any state securities (e.g., “blue sky”) laws, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or pursuant to an applicable exemption from such registration. PennantPark will serve as collateral manager for the Issuer under a collateral management agreement dated as of the Closing Date. PennantPark is entitled to receive fees for providing these services. PennantPark has irrevocably waived its right to receive such fees for so long as it serves as collateral manager for the Issuer.

The proceeds of the issuance and incurrence of the Debt, net of certain fees, will be used to repay a portion of the Company’s $386.0 million secured credit facility.

The above descriptions of the documentation related to the CLO Transaction and other arrangements entered into on or prior to the Closing Date contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports the Company files under the Exchange Act. All statements other than statements of historical facts included in this report on Form 8-K are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

The Company may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from its historical experience and present expectations.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

10.1 Indenture, dated as of February 22, 2024, by and between PennantPark CLO VIII, LLC, as issuer, and Wilmington Trust, National Association, as trustee and as collateral agent.

10.2 Credit Agreement, dated as of February 22, 2024, by and among PennantPark CLO VIII, LLC, as borrower, the various financial institutions party thereto from time to time, as lenders, and Wilmington Trust, National Association, as collateral agent and as loan agent.

10.3 Collateral Management Agreement, dated as of February 22, 2024, between PennantPark CLO VIII, LLC, as issuer, and PennantPark Investment Advisers, LLC, as collateral manager.

10.4 Master Loan Sale Agreement, dated as of February 22, 2024, among PennantPark Floating Rate Capital Ltd., as seller, PennantPark CLO VIII, LLC, as buyer, and PennantPark Floating Rate Funding I, LLC as the financing subsidiary.

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SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2024	PENNANTPARK FLOATING RATE CAPITAL LTD.

	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer & Treasurer